UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 4, 2025
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02    Results of Operations and Financial Condition.
On August 6, 2025, Sila Realty Trust, Inc. (the “Company”) issued an earnings release announcing its financial results for the quarter ended June 30, 2025. The Company is also making available certain supplemental data for the quarter ended June 30, 2025. Copies of the earnings release and supplemental data for the quarter ended June 30, 2025, are attached hereto as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein.
The information contained in this Item 2.02, including Exhibits 99.1 and 99.2 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2.
Item 8.01 Other Events.
Common Stock Distribution Authorized
On August 5, 2025, the Company's board of directors (the “Board”) authorized a quarterly cash dividend of $0.40 per share of common stock payable on September 4, 2025, to the Company's stockholders of record as of the close of business on August 21, 2025. The quarterly cash dividend of $0.40 per share represents an annualized amount of $1.60 per share.
Share Repurchase Program
On August 4, 2025, the Board authorized a share repurchase program of up to $75,000,000 in gross purchase proceeds for a period of three-years from August 4, 2025, subject to the limitation of $25,000,000 in gross purchase proceeds in any twelve-month period. Repurchases of common stock under the share repurchase program may be made from time to time in the open market, in privately negotiated purchases, in accelerated share repurchase programs or by any other lawful means. The number of shares of common stock purchased and the timing of any purchases will depend on a number of factors, including the price and availability of common stock and general market conditions. The three-year share repurchase program replaces the prior one-year share repurchase program authorized on August 16, 2024, which allowed for the repurchase of up to the lesser of 1,500,000 shares of the Company’s outstanding common stock or $25,000,000 in gross purchase proceeds.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Sila Realty Trust, Inc. Earnings Release, dated August 6, 2025.
99.2	Second Quarter Supplemental Data, dated August 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: August 6, 2025	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer